Ivy Funds

Supplement dated May 29, 2020 to the

Ivy ProShares Index Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, April 1, 2020, April 10, 2020 and April 30, 2020

The Board of Trustees of Ivy Funds (the “Trust”) has approved the liquidation of Class R shares of Ivy ProShares MSCI ACWI Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund, each a series of the Trust (each, a “Fund” and collectively, the “Funds”).

Accordingly, effective on or about June 12, 2020 (the “Closing Date”), Class R shares of each Fund will be closed to further investment, excluding reinvestment of any dividends and distributions. On or about June 19, 2020 (the “Liquidation Date”), the assets of the Class R shares of each Fund are expected to be returned to their respective shareholders.

Prior to the Liquidation Date, and to the extent permitted by the Funds’ prospectus, shareholders may exchange their Class R shares of either Fund for Class R shares of another fund in the Ivy Funds complex without the imposition of any sales charge, fee or other charge. (Contact your plan administrator or record keeper for information about exchanging your Class R shares.)

The return of assets to shareholders of the Class R shares of each Fund will occur without the imposition of any sales charge, fee or other charge. However, the return of such assets to shareholders may result in one or more taxable events for shareholders subject to federal income tax. Investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of the liquidation or an exchange.

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Additionally, sales charge discounts and waivers are being added to certain share classes of the Funds for purchases through specific intermediaries. Therefore, effective immediately, the section of the prospectus titled “Appendix A: Intermediary Sales Charge Discounts and Waivers” is amended as follows:

∎	The following is inserted as a new section at the end of Appendix A:

PURCHASES THROUGH ROBERT W. BAIRD & CO. INCORPORATED (“BAIRD”)

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

∎	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

∎

A shareholder in Class C Shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

∎

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

∎	Shares sold due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

∎	Shares bought due to returns of excess contributions from an IRA Account

∎

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

∎	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

∎	Shares acquired through a right of reinstatement

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Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

∎	Breakpoints as described in this Prospectus

∎

Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

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